UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 28, 2024
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2024, Alico, Inc. (the “Company”) entered into a letter agreement (the “Sampel Agreement”) with James Sampel which sets forth Mr. Sampel’s entitlement to severance benefits upon termination of his employment with the Company (1) by the Company other than for “Cause”, death or “Disability” or (2) by Mr. Sampel for “Good Reason” on or following a “Change in Control” (each as defined in the Sampel Agreement), of an amount equal to his annual base salary, payable in installments over the one-year period following the date of termination, and continued health benefits for up to 12 months. Payment of the severance benefits are subject to Mr. Sampel’s execution, delivery and non-revocation of a release of claims and his compliance with the restrictive covenants set forth in the Sampel Agreement, which include perpetual confidentiality and nondisparagement covenants and 12-month post-termination noncompetition and customer and employee nonsolicitation covenants.

On June 3, 2024, the Company entered into a letter agreement (the “Heine Amendment”) with Bradley Heine which amends that certain Employment Agreement, dated as of August 16, 2023, by and between the Company and Mr. Heine (the “Heine Employment Agreement”). Pursuant to the Heine Amendment, Mr. Heine will be entitled to severance benefits upon termination of his employment with the Company (1) by the Company other than for “Cause”, death or “Disability” or (2) by Mr. Heine for “Good Reason” (as defined in the Heine Amendment ) on or following a Change in Control . Mr. Heine’s severance benefits include, subject to his execution, delivery and non-revocation of a release of claims and subject to his compliance with the restrictive covenants set forth in the Heine Employment Agreement, an amount equal to his annual base salary, payable in installments over the one-year period following the date of termination, and continued health benefits for up to 12 months. The Heine Amendment does not alter any other provisions of the Heine Employment Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2024	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer